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                                  EXHIBIT 21















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                         SUBSIDIARIES OF THE REGISTRANT

                              As of June 30, 1994



Subsidiary                                            State of Incorporation
Agway Country Foods, Inc.  . . . . . . . . . . . . . . . . . . . . .Delaware
Agway Financial Corporation  . . . . . . . . . . . . . . . . . . . .Delaware
Agway General Agency, Inc. . . . . . . . . . . . . . . . . . . . . .New York
Agway Holdings Inc . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
Agway Insurance Company  . . . . . . . . . . . . . . . . . . . . . .New York
Agway Petroleum Corporation. . . . . . . . . . . . . . . . . . . . .Delaware
Agway Realties, Inc. . . . . . . . . . . . . . . . . . . . . . . . .Delaware
Allied Seed Cooperative, Inc . . . . . . . . . . . . . . . . . . . .New York
Curtice Burns Foods, Inc. (1). . . . . . . . . . . . . . . . . . . .New York
H. P. Hood Inc. (2). . . . . . . . . . . . . . . . . . . . . . Massachusetts
Merchants Produce Company, Inc . . . . . . . . . . . . . . . . . . .Delaware
Midstate Potato Distributors, Inc. . . . . . . . . . . . . . . . . . Florida
Milford Fertilizer Company . . . . . . . . . . . . . . . . . . . . .Delaware
Pro-Lawn Products, Inc . . . . . . . . . . . . . . . . . . . . . . .New York
Sacramento Valley Milling, Inc . . . . . . . . . . . . . . . . . . .Delaware
Sam Panebianco and Sons, Inc . . . . . . . . . . . . . . . . . . . .Delaware
Seedway Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
Telmark Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .New York
Texas City Refining, Inc.(3) . . . . . . . . . . . . . . . . . . . .Delaware
V. Guifre & Sons, Inc. . . . . . . . . . . . . . . . . . . . . . . .Delaware


Notes:
(1) Agway Holdings Inc. owns 13% of Class A common stock and 99% of Class B common stock, both of which are voting shares. Since Class B common stockholders have the right to elect 70% of the directors of Curtice Burns Foods, Inc., Agway can indirectly elect 70% of the directors of Curtice Burns Foods, Inc.

(2)     Agway Holdings Inc. owns 99% of H. P. Hood Inc.

(3)     Agway Petroleum Corporation owns 67% of Texas City Refining, Inc.